UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 4, 2004

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 230, 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former Name, Former Address, and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

And

Item 7.01.Regulation FD Disclosure

On November 3, 2004 Penn Virginia Corporation issued a press release regarding our financial results for the three months ended September 30, 2004 (the “Original Press Release”). A copy of the Original Press Release was furnished as Exhibit 99 to our Current Report on Form 8-K dated November 3, 2004 (the “Original Form 8-K”). On November 4, 2004, we issued a press release (the “Corrected Press Release”) to correct an error in our fourth quarter 2004 guidance for Corporate and Other general and administrative expenses included in the Original Press Release. This amendment to the Original Form 8-K is being furnished for the purpose of filing the Corrected Press Release.

In accordance with General Instruction B.2 of Form 8-K, the above information is being furnished under Items 2.02 and 7.01 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

    99 - Penn Virginia Corporation press release dated November 4, 2004.

Exhibit 99 and the information included in it shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as may be expressly set forth by specific reference in this Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2004

Penn Virginia Corporation

By:	/s/ Frank A. Pici
Frank A. Pici
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99	Penn Virginia Corporation press release dated November 4, 2004

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